UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Pekin, IL		61554
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 30, 2009, Aventine Renewable Energy Holdings, Inc. (the “Company”), Aventine Renewable Energy — Mt. Vernon, LLC and Aventine Renewable Energy — Aurora West, LLC, executed a letter agreement (the “Letter Agreement”) with the administrative agent and lenders under its Credit Agreement dated March 23, 2007 (as amended the “Credit Agreement”) to waive certain events of default relating to the Credit Agreement.  On March 30, 2009, the Company notified the administrative agent for its Credit Agreement and the lenders thereunder that the Company will not have entered into, by March 31, 2009, formal written agreements with the holders of at least 80% in principal amount of its 10% senior unsecured notes due 2017 (the “Notes”) committing to binding terms of an exchange offer, as required under Section 5.19 of the Credit Agreement.  Failure by the Company to receive such formal written commitments by March 31, 2009 would have constituted an immediate event of default under Article VII(d) of the Credit Agreement.

In addition, on March 30, 2009, the Company notified the administrative agent for its Credit Agreement and the lenders thereunder that the Company did not intend to make a scheduled payment of interest which was due under the Notes on April 1, 2009.  Failure to make the interest payment would also have constituted an immediate event of default under Article VII(g) of the Credit Agreement.

The waiver granted by the Letter Agreement is limited solely to the events of default described above.  Among other things, the Letter Agreement provides that the administrative agent and lenders will waive the specified defaults and will forbear from exercising certain rights and remedies under the Credit Agreement and applicable law, on the terms and conditions set forth in the Letter Agreement, for a period of time commencing on March 30, 2009 and ending on the earlier of April 8, 2009 or the date of any new default under the Credit Agreement or the Letter Agreement.

The foregoing summary is qualified in its entirety by the full text of the Letter Agreement attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired — Not Applicable

(b)                                 Pro forma financial information — Not Applicable

(d)                                 Exhibits

Exhibit No.	Description

10.1

Letter Agreement, dated March 30, 2009, between the Company, Aventine Renewable Energy — Mt. Vernon, LLC, Aventine Renewable Energy — Aurora West, LLC, JP Morgan Chase Bank, N.A (as administrative agent and a lender), and the others lenders to its Credit Agreement, dated as of March 23, 2007 (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 3, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

	By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Letter Agreement, dated March 30, 2009, between the Company, Aventine Renewable Energy — Mt. Vernon, LLC, Aventine Renewable Energy — Aurora West, LLC, JP Morgan Chase Bank, N.A (as administrative agent and a lender), and the others lenders to its Credit Agreement, dated as of March 23, 2007 (as amended).